UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 21, 2018

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17	CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17	CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 21, 2018, International Flavors & Fragrances Inc. (the “Company”) and certain of its subsidiaries entered into an amendment (the “Amendment”) to its Credit Agreement (as defined below), to facilitate the incurrence of indebtedness by the Company or its subsidiaries to finance its pending acquisition of Frutarom Industries Ltd. (the “Acquisition”) by, among other things, (i) increasing the Company’s maximum permitted ratio of Net Debt to Consolidated EBITDA from 3.50 to 1.0 to 4.50 to 1.0 after the closing date of the Acquisition (with an additional step-up if certain equity offerings are not consummated by the closing date of the Acquisition), stepping down to 3.50 to 1.0 over time and (ii) permitting liens in connection with customary escrow arrangements with respect to the financing to fund the Acquisition.

The amendments were made pursuant to the Credit Agreement, dated as of November 9, 2011 and amended and restated as of December 2, 2016, among the Company, certain of its subsidiaries, the banks, financial institutions and other institutional lenders party thereto, and Citibank, N.A. as administrative agent (the “Credit Agreement”).

The lenders and other financial institutions that are party to the Amendment and their respective affiliates engage in financial advisory, investment banking, commercial banking or other transactions of a financial nature with the Company and its subsidiaries, including the provision of advisory services for which they receive certain fees, expense reimbursements or other payments.

The foregoing description of the Amendment is qualified in its entirety by the copy thereof which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding IFF’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements. Statements in this communication concerning IFF’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of IFF based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from IFF’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which IFF is unable to predict or control, that may cause IFF’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in IFF’s filings with the Securities and Exchange Commission (the “SEC”).

Factors that may affect IFF’s plans, results or stock price are set forth in IFF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these factors are beyond IFF’s control and IFF cautions investors that any forward-looking statements made by IFF are not guarantees of future performance. IFF disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	Amendment No. 1 to Credit Agreement, dated as of May 21, 2018 among International Flavors & Fragrances Inc., International Flavors & Fragrances (Nederland) Holding B.V., International Flavors & Fragrances I.F.F. (Nederland) B.V. and International Flavors & Fragrances (Greater Asia) PTE. Ltd., as borrowers, the lenders signatory thereto and Citibank, N.A. as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

Date: May 24, 2018	By:	/s/ Richard A. O’Leary
Name: Richard A. O’Leary
Title: Executive Vice President and Chief Financial Officer